August 31, 2021

BNY MELLON ADVANTAGE FUNDS, INC.

- BNY Mellon Structured Midcap Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Investment decisions for the fund are made by members of the Multi-Factor Equity team of Mellon. The team members who are jointly and primarily responsible for managing the fund's portfolio are Peter D. Goslin, CFA, Syed A. Zamil, CFA, and Adam Logan, CFA. Messrs. Goslin and Zamil have been primary portfolio managers of the fund since March 2017. Mr. Logan has been a primary portfolio manager of the fund since December 2019. Mr. Goslin is a director and senior portfolio manager at Mellon, where he leads the Multi-Factor Equity portfolio management team. Mr. Zamil is a managing director and global investment strategist for the Multi-Factor Equity team at Mellon. Mr. Logan is a vice president and a senior portfolio manager on the Multi-Factor Equity team at Mellon.

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The following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the prospectus:

Investment decisions for the fund are made by members of the Multi-Factor Equity Team of Mellon. The team members who are jointly and primarily responsible for managing the fund's portfolio are Peter D. Goslin, CFA, Syed A. Zamil, CFA, and Adam Logan, CFA. Messrs. Goslin and Zamil have been primary portfolio managers of the fund since March 2017. Mr. Logan has been a primary portfolio manager of the fund since December 2019. Mr. Goslin is a director and senior portfolio manager at Mellon, where he leads the Multi-Factor Equity portfolio management team. He has been employed by Mellon or a predecessor company of Mellon since 1999. Mr. Zamil is a managing director and global investment strategist for the Multi-Factor Equity team at Mellon. He has been employed by Mellon or a predecessor company of Mellon since October 2015. Mr. Logan is a vice president and a senior portfolio manager on the Multi-Factor Equity team at Mellon. He has been employed by Mellon or a predecessor company of Mellon since 1998.

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